ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

Schedule of Investments

March 31, 2024 (Unaudited)

Investments	Shares	Value
EXCHANGE TRADED FUNDS – 95.9%

Debt Fund – 24.8%
iShares Core Total USD Bond Market ETF(a)	228,007	$10,394,839
iShares MBS ETF	27,138	2,508,094
iShares U.S. Treasury Bond ETF	69,191	1,575,479
Total Debt Fund		14,478,412

Equity Fund – 71.1%
BlackRock U.S. Equity Factor Rotation ETF	53,405	2,371,182
iShares MSCI EAFE ETF(b)	94,146	7,518,499
iShares MSCI Emerging Markets ETF	35,053	1,439,977
iShares Russell Mid-Cap Growth ETF	28,727	3,278,900
SPDR S&P 500 ETF Trust(a)	51,594	26,987,274
Total Equity Fund		41,595,832

Total Exchange Traded Funds (Cost $49,550,834)		56,074,244

MONEY MARKET FUND – 4.3%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 5.21%(c) (Cost $2,522,957)	2,522,957	2,522,957

	Notional Amount	Contracts
PURCHASED PUT OPTION – 0.0%**
SPDR S&P 500 ETF Trust, expiring 06/21/24, Strike Price $385.00 (Cost $45,999)	$10,818,500	281	11,943

Total Investments Before Written Options – 100.2% (Cost $52,119,790)			58,609,144

WRITTEN CALL OPTION – (0.1)%
SPDR S&P 500 ETF Trust, expiring 04/19/24, Strike Price $533.00 [Premium Received $(37,285)]	$(12,897,500)	(335)	(65,660)

Total Investments – 100.1% (Cost $52,082,505)			58,543,484
Liabilities in Excess of Other Assets – (0.1%)			(36,800)
Net Assets – 100.0%			$58,506,684

**	Less than 0.05%.

(a)	All or a portion of this security has been pledged as collateral for option contracts. The aggregate market value of the collateral was $2,039,106 as of March 31, 2024.
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $7,368,123; the aggregate market value of the collateral held by the fund is $7,628,690. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $7,628,690.
(c)	Rate shown reflects the 7-day yield as of March 31, 2024.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

Schedule of Investments (continued)

March 31, 2024 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of March 31, 2024, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$56,074,244	$-	$-	$56,074,244
Money Market Fund	2,522,957	-	-	2,522,957
Purchased Put Option	11,943	-	-	11,943
Total	$58,609,144	$-	$-	$58,609,144

Liabilities	Level 1	Level 2	Level 3	Total
Written Call Option	$(65,660)	$-	$-	$(65,660)

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Debt Fund	24.8%
Equity Fund	71.1
Purchased Put Option	0.0 **
Written Call Option	(0.1)
Money Market Fund	4.3
Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

**	Less than 0.05%.